SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  April 23, 2001


                              LONG BEACH SECURITIES CORP.
           as Depositor, Long Beach Mortgage Company, as Master Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of March 1, 2001, providing for the issuance of Long Beach Mortgage Loan Trust 2001-1 Asset-Backed Certificates 2001-1.


                       LONG BEACH MORTGAGE LOAN TRUST 2001-1
                      ASSET-BACKED CERTIFICATES, SERIES 2001-1
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

                333-41712-02                         33-0917586
          (Commission File Number)        (I.R.S. Employer Identification No.)


          1100 TOWN & COUNTRY ROAD
          SUITE 1600
          ORANGE, CALIFORNIA                           92868
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 541-5378


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of April 23, 2001.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2001.


          Date:  May 19, 2001               By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of April 23, 2001.





                              Long Beach Mortgage Loan Trust   2001-1
                              Asset Backed Certificates
                              April 23, 2001 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               8
                                                                       4.  Cred
>it Enhancement Report                                              11
                                                                       5.  Coll
>ateral Report                                                      12
                                                                       6.  Deli
>nquency Report                                                     15
                                                                       7.  REO
>Report                                                             18
                                                                       8.  Fore
>closure Report                                                     19
                                                                       9.  Prep
>ayment Report                                                      20
                                                                      10.  Prep
>ayment Detail Report                                               23
                                                                      11.  Real
>ized Loss Report                                                   24
                                                                      12.  Real
>ized Loss Detail Report                                            27
                                                                      13.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     28
                                                                      14.  Addi
>tional Certificate Report                                          29
                                                                           Tota
>l Number of Pages
> 29
                                                            CONTACTS
                                                                            Adm
>inistrator:   Ronaldo R Reyes
                                                                            Dir
>ect Phone Number:   (714)247-6320
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Long Beach Mortgage
>                                                         Cut-Off Date:
>     March 1, 2001
                              Certificate Insurer:
>                                                         Closing Date:
>      March 15, 2001
                              Servicer(s):                  Long Beach Mortgage
> Corp.      Master Servicer                              First Payment Date:
>  April 23, 2001
                              Underwriter(s):               Greenwich Capital M
>arkets, Inc.      Underwriter                            Distribution Date:
>    April 23, 2001

>                                                         Record Date:
>      April 20, 2001

>
>              March 30, 2001

>                          Page 1 of 29
>          (c) COPYRIGHT 2001 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>       t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                LB0101  200104
>        07.12E+08 8428927315684.6       0       0    5920      66       3
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                LB0101  200104
>        15.46E+08 4968782315684.6       0       0    5499      58       3
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                LB0101  200104
>        21.66E+08 3460145       0       0       0     421       8       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0 109660593493.61       0       0       0      13       1       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 8744611      69       0       0 1190099      14       0      07.25E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0 109660593493.61       0       0       0      13       1       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 5284466      61       0       0 1190099      14      0       05.55E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0 3460145       8       0       0       0       0       0       0 1.7E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      23
>0       0                                                          357.02
>                                                 0       0     0.01211231
                          306508 314669052732.79       0       0      23
>0       0                                                         353.051
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
7.22E+08    6026    6003  306508 314669052732.79       0       0      23
>0      0 5093.91173374.2128903.5778316587420432668163764354.9366353.9804  2.79
>270.0522170.1587270.0915680.0086070.008607       0       0    0.012112312

>
>                                                         0     0.00955746
                        228679.4 215977046031.57       0       0      21
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
5.53E+08    5595    5574228679.4 215977046031.57       0       0      21
>0       0       0133159.598236.25608762205809947053599911    354353.0511 2.801
>280.0514220.159949 0.091660.0084330.008433       0       0     0.00955746

>
>                                                         0     0.02046876
                         77828.6  986920 6701.22       0       0       2
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.69E+08     431     429 77828.6  986920 6701.22       0       0       2
>0       0 5093.9140214.6530667.29169554391610485514563852    358357.01992.7646
>360.0548150.154735 0.091270.0091780.009178       0       0    0.020468758

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.01211231       00.001648       0                    0.
>11
                                                        0                   0.0
>99
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.012112312       00.001648       0  Apr-01721.96060.1072
>85                                                0.0044120.995588
>   0.0044120.051678                0.051678  2.79279.252379
              0        0.00955746       00.002152       0
                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0        0.00955746       00.002152       0  Apr-01552.91540.1096
>18                                                0.0039740.996026
>   0.0039740.046654                0.046654 2.80128  8.3273
              0        0.02046876       0       0       0
                                         BankruptREO     AdjustabAdjustabAdjust
>able
>           Adjustable              Adjustable      Adjustable
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.020468758       0       0       0  Apr-01169.04520.0996
>69                                                0.0058430.994157
>   0.0058430.067912                0.0679122.764636 12.2822
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       6
>  0
9.2523793199.423       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       8       3
>  0

>
>                         4       4Credit Enhancement Repor      11       1

>
>                         5       5Collateral Report             12       3
>  0

>
>                         6       6Delinquency Report            15       3
>  0

>
>                         7       7REO Report                    18       1

>
>                         8       8Foreclosure Report            19       1

>
>                         9       9Prepayment Report             20       3
>  0

>
>                        10      10Prepayment Detail Report      23       1

>
>                        11      11Realized Loss Report          24       3
>  0

>
>                        12      12Realized Loss Detail Rep      27       1

>
>                        13      13Triggers, Adj. Rate Cert      28       1

>
>                        14        Other Related Information              0

>
>                        15      14Additional Certificate R      29       1

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         29
Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
  8.32732205.801       0       1                       0       0
>        0       0                       0
AdjustabAdjustable                                      Adjustable
>         Adjustable                      Adjustable
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
 12.2822993.6212       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               1               1
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               1       1       1
               0               0
               0               0
              29